UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2005

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 14, 2005, William Lyon Homes, Inc. (“Borrower”), a subsidiary of William Lyon Homes (the “Company”), and JPMorgan Chase Bank, N.A., a national banking association (“JPMorgan Chase”), entered into the Second Modification Agreement (the “Modification Agreement”) to the Borrowing Base Revolving Line of Credit Agreement (the “Credit Agreement”) dated as of December 7, 2004, by and between the Borrower and JPMorgan Chase. Under the Modification Agreement, and subject to the satisfaction of certain conditions, the commitment amount will be increased from $70,000,000 to $100,000,000, the Revolving Credit Termination Date (as defined in the Credit Agreement) will be extended from June 28, 2006 to June 28, 2007, and the Maturity Date (as defined in the Credit Agreement) will be extended from June 28, 2007 to June 28, 2008. JPMorgan Chase is not required to make advances under the Credit Agreement after the Revolving Credit Termination Date. The Company, as guarantor under the Credit Agreement, executed a Consent and Agreement of Guarantor on July 14, 2005. The Company expects that the modifications will become effective in August 2005. The Modification Agreement (including the Consent and Agreement of Guarantor) is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On July 19, 2005, Borrower and California Bank & Trust, a California banking corporation (“Lender”), entered into the First Amendment (the “First Amendment”) to the Amended and Restated Revolving Line of Credit Loan Agreement (the “Loan Agreement”) dated as of September 16, 2004, by and between the Borrower and Lender. Under the First Amendment, the maximum commitment amount has been increased from $50,000,000 to $70,000,000. The First Amendment also amended the Loan Agreement to provide that the maximum commitment amount will be reduced at a rate of $8,750,000 per quarter beginning with the quarter ending December 31, 2006. Prior to the First Amendment, the Loan Agreement provided that the maximum commitment amount would be reduced at a rate of $12,500,000 per quarter beginning with the quarter ending December 31, 2006. The First Amendment is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.03 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

10.1	Second Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of July 14, 2005, between William Lyon Homes, Inc. and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA).

10.2	First Amendment to Amended and Restated Revolving Line of Credit Loan Agreement, dated as of July 19, 2005, by and between William Lyon Homes, Inc. and California Bank & Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES
Dated August 9, 2005

	By:	/s/ Michael D. Grubbs
Michael D. Grubbs
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description

10.1	Second Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of July 14, 2005, between William Lyon Homes, Inc., and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA).

10.2	First Amendment to Amended and Restated Revolving Line of Credit Loan Agreement, dated as of July 19, 2005, by and between William Lyon Homes, Inc. and California Bank & Trust.

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